                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated March 12, 1997 on the consolidated financial statements of Vornado Realty Trust, appearing in the Annual Report on form 10-K, as amended, of Vornado Realty Trust for the year ended December 31, 1996 and incorporated by reference in the Registration Statement on Form 10, as amended (File No. 000-22685), of Vornado Realty L.P., and of our report dated August 7, 1997 on the balance sheet of Vornado Realty L.P. as at April 14, 1997, appearing in the Form 10, as amended (File No. 000-22685), of Vornado Realty L.P., and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP



Parsippany, New Jersey


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated September 11, 1997 on the statement of revenues and certain expenses of Ninety Park Avenue for the year ended December 31, 1996, included in the Current Report on Form 8-K/A of Vornado Realty Trust dated August 21, 1997, as amended, and in the Current Report on Form 8-K/A of Vornado Realty L.P. dated August 21, 1997, as amended, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP



Parsippany, New Jersey


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated March 7, 1997 (October 3, 1997 as to
Note 10) on the consolidated financial statements of URS Logistics, Inc. for the year ended December 31, 1996, included in the Current Report on Form 8-K of Vornado Realty Trust dated September 22, 1997, and in the Current Report on Form 8-K of Vornado Realty L.P. dated September 22, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP



Atlanta, Georgia


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated October 3, 1997 on the statement of revenue and certain expenses of the Montehiedra Town Center for the year ended December 31, 1996, included in the Current Report on Form 8-K of Vornado Realty Trust dated September 22, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP



Boston, Massachusetts


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement (File No. 333-40787) of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated October 7, 1997 on the statement of revenue and certain expenses of the Riese Properties for the year ended April 30, 1997, included in the Current Report on Form 8-K of Vornado Realty Trust dated September 22, 1997, and in the Current Report on Form 8-K of Vornado Realty L.P. dated September 22, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP



Parsippany, New Jersey


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in Amendment No. 3 to Registration Statement No. 333-40787 of Vornado Realty Trust and Vornado Realty L.P. on Form S-3, of our report dated March 17, 1997 on the statement of revenues and certain expenses of One Penn Plaza for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust and Vornado Realty L.P. dated November 18, 1997.



DELOITTE & TOUCHE LLP



New York, New York


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in Amendment No. 3 to Registration Statement No. 333-40787 of Vornado Realty Trust and Vornado Realty L.P. on Form S-3, of our report dated January 16, 1998 on the statement of revenues and certain expenses of 150 East 58th Street for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust and Vornado Realty L.P. dated November 18, 1997.



DELOITTE & TOUCHE LLP



New York, New York


February 9, 1998

                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in Amendment No. 3 to Registration Statement No. 333-40787 of Vornado Realty Trust and Vornado Realty L.P. on Form S-3, of our report dated February 12, 1997 on the statement of revenues and certain expenses of 640 Fifth Avenue for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust and Vornado Realty L.P. dated November 18, 1997.



DELOITTE & TOUCHE LLP



New York, New York


February 9, 1998